UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3

1.	Investment Company Act File Number: 811-23964

Date of Notification: August 26, 2026

2.	Exact name of Investment Company as specified in registration statement: Diamond Hill Securitized Credit Fund

3.	Address of principal executive office: (number, street, city, state, zip code)

Diamond Hill Securitized Credit Fund
c/o Diamond Hill Capital Management, LLC
325 John H. McConnell Blvd., Suite 200
Columbus, Ohio 43215

4.	Check one of the following:

A.	[X] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	[ ] The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	[ ] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

/s/ Mehdi Mahmud
Mehdi Mahmud, President

DIAMOND HILL SECURITIZED CREDIT FUND

NOTICE OF QUARTERLY REPURCHASE OFFER

IF YOU DO NOT WISH TO SELL SHARES AT THIS TIME, PLEASE DISREGARD THIS NOTICE

August 26, 2026

Dear Diamond Hill Securitized Credit Fund Shareholder,

The purpose of this Notice is to announce the quarterly repurchase offer for Diamond Hill Securitized Credit Fund (the "Fund"). While the Fund is required to make the repurchase offer, shareholders are not required to take any action. The Fund will offer to repurchase shares only during each regularly scheduled quarterly repurchase offer. The purpose of these quarterly repurchase offers is to provide shareholders with access to their assets and a degree of liquidity.

The repurchase offer period will begin on August 26, 2026, and end on September 18, 2026.

If you wish to sell your shares during this repurchase offer period, you can do so in one of the following two ways:

1.	If your shares are held at your financial adviser, broker, dealer or other financial intermediary, please ask your financial adviser, broker, dealer or other financial intermediary to submit a repurchase request for you. You may be charged a transaction fee for this service by your financial adviser, broker, dealer or other financial intermediary. Your financial advisor may have different requirements for making a repurchase request during the repurchase offer period. None of the Fund, Diamond Hill Capital Management, LLC (the “Adviser”), Ultimus Fund Solutions, LLC (the “Transfer Agent”) or Foreside Financial Services, LLC (the “Distributor”) is responsible for any errors committed by your financial adviser, broker, dealer or other financial intermediary in submitting a Repurchase Request for you. A shareholder who holds shares through a financial adviser, broker, dealer or other financial intermediary should NOT submit the attached form to the Fund.
2.	If you have a direct account held with the Fund, please complete, sign and date the enclosed Repurchase Request Form. In order to process your request, it must be received in good order by the Transfer Agent, prior to 4:00 p.m., Eastern Time on September 18, 2026.

All Repurchase Requests must be submitted and received in good order by Diamond Hill Securitized Credit Fund by 4:00 p.m., Eastern Time, on September 18, 2026, to be effective.

For details of the offer, please refer to the attached Repurchase Offer document.

If you have questions, please call your financial advisor, broker, dealer or other financial intermediary, or the Fund at (888) 226-5595.

Sincerely,

Diamond Hill Securitized Credit Fund

/s/ Mehdi Mahmud

Mehdi Mahmud, President
The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request in proper form to the Transfer Agent prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer. Shares would be subject to NAV fluctuation during that time.

DIAMOND HILL SECURITIZED CREDIT FUND

REPURCHASE OFFER

1. The Offer. Diamond Hill Securitized Credit Fund (the “Fund”) is offering to repurchase, for cash, up to five percent (5%) of the Fund's issued and outstanding shares (Class I and Class R shares) at a price equal to the net asset value (“NAV”) of the applicable class of shares as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (defined below). The purpose of this offer is to provide a level of liquidity to shareholders given that no secondary market exists for these shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund's current prospectus and statement of additional information.

2. Net Asset Value. The Fund's NAV on August 19, 2026 of the Class I shares (DHCIX) was $10.71 per share and of the Class R shares (DSCRX) was $10.71 per share. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date. The NAV can fluctuate. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you return your Repurchase Offer Request Form. The current NAV may be obtained by calling 1-888-226-5595 and asking for the most recent price. The shares of the Fund are not traded on any organized market or securities exchange.

3. Repurchase Request Deadline. All Repurchase Offer Request Forms must be received in proper form by 4:00 p.m., Eastern Time, on September 18, 2026.

4. Repurchase Pricing Date. It is anticipated that the NAV used to calculate the repurchase price will be determined on September 18, 2026 (the “Repurchase Pricing Date”). This may be higher or lower than the NAV on the date on which you return your Repurchase Request Form. The Repurchase Pricing Date may extend no later than 14 calendar days after the Repurchase Request Deadline.

5. Payment for Shares Repurchased. The Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee.

6. Increase in Number of Shares Repurchased. Pro Rata Purchase. If shareholders tender for repurchase more than five percent (5%) of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional two percent (2%). If the Fund determines not to repurchase an additional two percent (2%) or if more than seven percent (7%) of the shares are tendered, then the Fund will repurchase shares on a pro rata basis based upon the number of shares tendered by each shareholder. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.

In the event of an oversubscribed offer, the Fund may not be able to repurchase all the shares that you wish to tender, and you may have to wait until the next quarterly repurchase offer to tender the remaining shares. Subsequent repurchase requests will not be given priority over other shareholder requests. You may be subject to NAV fluctuation during the period between quarterly repurchase offers.

7. Withdrawal or Modification. Requests for the repurchase of shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on September 18, 2026.

8. Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board of Trustees, including a majority of the independent Trustees, and only in the following limited circumstances: (A) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code; (B) for any period during which the New York Stock Exchange or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (C) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (D) for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

9. Tax Consequences. You should review the tax information in the Fund's current prospectus and statement of additional information and consult your tax adviser regarding any specific consequences, including state and local tax consequences, of participating in this Repurchase Offer. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held by the shareholder.

10. No Redemption Fee. No redemption fees will apply if you sell your shares pursuant to the Fund’s quarterly repurchase program.

11. Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of repurchase of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tender of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of Fund's counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of shares, whether generally or with respect to any particular shares or shareholders. The Fund's interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, its adviser Diamond Hill Capital Management, LLC (the “Adviser”), the Fund’s transfer agent Ultimus Fund Solutions, LLC, the Fund’s distributor Foreside Financial Services, LLC (the “Distributor”), or any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Adviser, or the Distributor is or will be obligated to ensure that your financial adviser, or any broker/dealer or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund, its Board of Trustees, or the Adviser makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund's current prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this offer, contact your financial advisor, broker, dealer or other financial intermediary, or the Fund at (888) 226-5595.

DIAMOND HILL SECURITIZED CREDIT FUND

REPURCHASE REQUEST FORM

MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, SEPTEMBER 18, 2026

IMPORTANT: THIS FORM IS ONLY FOR USE BY SHAREHOLDERS WHO HOLD THEIR SHARES DIRECTLY THROUGH ULTIMUS FUND SOLUTIONS, LLC, THE FUND’S TRANSFER AGENT.

PLEASE COMPLETE THE FORM BELOW AND RETURN TO dealerservices@ultimusfundsolutions.com OR FAX TO 877-513-0756.

YOU MAY CONTACT THE FUND’S TRANSFER AGENT, ULTIMUS FUND SOLUTIONS, LLC, AT dealerservices@ultimusfundsolutions.com OR 888-226-5595 WITH ANY QUESTIONS YOU MAY HAVE RELATED TO TENDERING YOUR SHARES.

Please accept this tender of shares as designated below for repurchase at a price equal to their net asset value on the Repurchase Pricing Date. I understand that this quarterly repurchase offer is limited to five percent (5.0%) of the Fund’s outstanding shares and, that, if the offer is oversubscribed, the Fund may not purchase the full amount of the shares that I am requesting, in which case the Fund will repurchase shares as described in the Repurchase Offer Terms.

Shareholder Information:

Name(s) of Registered Shareholder(s)	Telephone Number(s)	Email address

Tender Request:

Account Number	Number of Shares to Tender

Payment Information:

Payment will be made to the shareholder via check, unless wire instructions are present on their account.

_________________________________

Signature of Shareholder(s)